Exhibit 10.6
TERMINATION AGREEMENT

THIS TERMINATION AGREEMENT is entered into and effective as of July 25, 2005, by and between IFT CORPORATION, a Delaware corporation (the "Company") and DOUGLAS J. KRAMER (the “Executive”).

W I T N E S S E T H:

WHEREAS, Company and Executive entered into that certain Executive Employment Agreement (the “Employment Agreement”) effective January 28, 2005;

WHEREAS, Company and Executive wish to make substantial amendments to said Employment Agreement, which amendments taken together with the original Employment Agreement, will likely be confusing and difficult for the Company’s stockholders to read and understand as a whole; and

WHEREAS, Company and Executive are desirous of terminating said Employment Agreement, in the interest of transparency to the Company’s stockholders, to permit the Company and Executive to enter into a new executive employment agreement.

NOW, THEREFORE, the parties hereto hereby agree that the Employment Agreement effective January 28, 2005, between the Company and Executive, is hereby terminated.

IN WITNESS WHEREOF, the undersigned have executed this Termination Agreement as of the date first above written.

IFT CORPORATION
WITNESS

/s/ Sharmeen Hugue
	By:	/s/ Michael T. Adams, CEO
/s/ Anne T. Hicks	Name: Michael T. Adams
Title: Chief Executive Officer

WITNESS

/s/ Krystin Wahl
	By:	/s/ Douglas J. Kramer
Krystin Wahl	Name: Douglas J. Kramer